MANAGED PORTFOLIO SERIES

Advantus Strategic Dividend Income Fund

Class A Shares – ASDNX
Institutional Class Shares – VSDIX

Advantus Dynamic Managed Volatility Fund

Class A Shares – AVMNX
Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund
Class A Shares – AMENX
Institutional Class Shares – VMEIX

Supplement dated November 22, 2017 to:

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)
for the Funds
dated December 29, 2016, as revised and amended

Based upon a recommendation by Advantus Capital Management, Inc., the Board of Trustees of Managed Portfolio Series has approved closing the Class A of the Advantus Strategic Dividend Income Fund, the Advantus Dynamic Managed Volatility Fund and the Advantus Managed Volatility Equity Fund (each a “Fund” and together, the “Funds”) and converting Class A shares of each Fund to Institutional Class shares of the same Fund.  The Institutional Class shares for each Fund have lower expenses than Class A shares.

Effective November 22, 2017, Class A shares of each Fund will no longer be available for purchase.

After the close of business on December 26, 2017, the Funds will convert Class A shares of each Fund into Institutional Class shares of the same Fund.  Prior to the conversion, shareholders of Class A shares may redeem their investments as described in the Funds’ Prospectus.  Depending on the tax-status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k) plan account, such redemption may be a taxable event resulting in taxable income to the shareholder.  Please consult your own tax advisor on this issue.  All existing Class A shareholders as of December 26, 2017 will be grandfathered and will not be subject to the minimum investment for Institutional Class shares.

If shares are not redeemed prior to the conversion, each shareholder owning Class A shares of a Fund will own Institutional Class shares of the same Fund equal to the aggregate value of the shareholder’s Class A shares.  The conversion will not be considered a taxable event for federal income tax purposes.

This supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.